UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 29, 2023

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Second Supplemental Indenture
On March 31, 2023, National CineMedia, LLC (“NCM LLC”) entered into a Second Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of August 19, 2016 (the “Indenture”) relating to NCM LLC’s 5.75% Senior Notes due 2026 (the “Notes”) with Computershare Trust Company, N.A., as Trustee. The Supplemental Indenture was approved by holders of the Notes holding at least a majority of the aggregate principal amount of the Notes.
The Supplemental Indenture amends Section 6.01(a) of the Indenture by extending the grace period for payment of interest due on the Notes from 47 days to 57 days. Although NCM LLC has sufficient liquidity to pay interest on the Notes that otherwise became due on February 15, 2023, extending the grace period will enable NCM LLC to continue engaging in negotiations with certain of NCM LLC’s lenders regarding NCM LLC’s indebtedness. At this time, no agreement has been reached regarding NCM LLC’s indebtedness.
The foregoing descriptions of the Supplemental Indenture and the Indenture are qualified in their entirety by reference to complete copies of the Supplemental Indenture and the Indenture, respectively, filed as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.
Amendment to Credit Agreement
On March 31, 2023, NCM LLC as the Borrower, entered into Amendment No. 5 (the “Credit Agreement Amendment”) to its Credit Agreement, dated as of June 20, 2018, among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, as previously amended (the “Credit Agreement”). The Credit Agreement Amendment extends the grace period available for certain payments under the Credit Agreement for nine business days.
The foregoing descriptions of the Credit Agreement Amendment is qualified in its entirety by reference to complete copies of the Credit Agreement Amendment filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
Item 3.02 Unregistered Sales of Equity Securities
Redemption of Cinemark’s Common Membership Units
The Second Amended and Restated Certificate of Incorporation of National CineMedia, Inc. (“NCM Inc.” or the “Company”) and the Third Amended and Restated Limited Liability Company Operating Agreement, as amended, of NCM LLC provide a redemption right to the NCM LLC members to exchange common membership units of NCM LLC for shares of the Company’s common stock (the “Common Stock”) on a one-for-one basis, or at the Company’s option, a cash payment equal to the market price of one share of the Company’s Common Stock.
On March 20, 2023, the Company received a Notice of Redemption from Cinemark Media, Inc. (“Cinemark”) for the redemption of 1,720,935 common membership units, with a redemption date of March 23, 2023. Pursuant to the Notice of Redemption, Cinemark surrendered certificates evidencing the common membership units to NCM LLC for cancellation and, the Company contributed an equal number of newly issued shares of its Common Stock to NCM LLC in exchange for the common units surrendered and redeemed by Cinemark. NCM LLC in turn transferred the shares of Common Stock to Cinemark. The shares of Common Stock were issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof for transactions not involving a public offering.
2022 Common Unit Adjustment
NCM, Inc., as sole manager of NCM LLC, provided written notices effective as of March 29, 2023 setting forth the determination of common membership units due to/from the members of NCM LLC as shown in the table below, in accordance with the Common Unit Adjustment Agreement dated as of February 13, 2007, by and among NCM, Inc., NCM LLC, Regal CineMedia Holdings, LLC (“Regal”), American Multi-Cinema, Inc. (“AMC”) and Cinemark . Regal, AMC and Cinemark are referred to collectively as the “Founding Members.” The common membership units are expected to be issued on April 12, 2023, the settlement date.
The Common Unit Adjustment Agreement provides a mechanism for adjusting membership units held by the Founding Members, based on increases or decreases in attendance associated with new theater construction or acquisitions and dispositions or closures by each Founding Member. The adjustment of membership units pursuant to the Common Unit Adjustment Agreement is conducted annually, except that an earlier adjustment will occur for a Founding Member if its acquisition or disposition of theaters, in a single transaction or cumulatively since the most recent adjustment, will cause a change of two percent or more in the total annual attendance.
Following is a summary of the beneficial ownership of NCM LLC units that will result from this most recent common unit adjustment for the fiscal year ended December 29, 2022:

Founding Member Group	Number of Units Owned Prior to Adjustment (1)	Number of Units Issued per 2022 Adjustment		Total Number of Units Owned Post Adjustment
AMC	—	16,581,829		16,581,829
Cinemark	—	4,849,345		4,849,345
Regal	—	—	(2)	—
NCM, Inc.	174,054,114	—		174,054,114
Total	174,054,114	21,431,174		195,485,288

(1) The units reflected are as of March 29, 2023.
(2) The 2022 Common Unit Adjustment calculated for Regal is negative 12,688,940 units. The Common Unit Adjustment Agreement requires this amount to be satisfied by paying to NCM LLC an amount calculated pursuant to the Common Unit Adjustment Agreement (the “CUAA Cash Amount”). Regal is currently a debtor in jointly administered cases bearing case number 22-90168 (MI) chapter 11 cases commenced on September 7, 2022 (the “Petition Date”) in the United States Bankruptcy Court for the Southern District of Texas (the “Regal Chapter 11 Cases”). On January 17, 2023, NCM LLC filed a timely proof of claim in the Chapter 11 Cases which (a) applied to any claims that arose under the Common Unit Adjustment Agreement prior to the Petition Date and (b) reserved all rights with respect to, among other things, amounts arising under the Common Unit Adjustment Agreement after the Petition Date. Accordingly, the CUAA Cash Amount will likely be addressed through the claims reconciliation process established in the Regal Chapter 11 Cases.
Agreement for fiscal 2022, each Founding Member’s beneficial ownership interest in NCM LLC will change as follows:

Founding Member Group	Ownership Interest Prior to Adjustment	Ownership Interest Post Adjustment	Change
AMC	0.0%	8.5%	+8.5
Cinemark	0.0%	2.5%	+2.5
Regal	0.0%	0.0%	—
NCM, Inc.	100.0%	89.0%	-11.0
Pursuant to NCM, Inc.’s Second Amended and Restated Certificate of Incorporation and NCM LLC’s Third Amended and Restated Limited Liability Company Operating Agreement, as amended, members of NCM LLC, other than NCM, Inc., may choose to have common membership units redeemed, and NCM, Inc. may elect to issue cash or shares of its Common Stock on a one-for-one basis.  Therefore, the NCM LLC units issued to the Founding Members may be redeemable for an equal number of shares of NCM, Inc.’s Common Stock.
Neither NCM, Inc. nor NCM LLC will receive any cash consideration in exchange for the issuance of the units. The units will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof for transactions not involving a public offering. Appropriate legends will be affixed to the securities issued in this transaction. The Founding Members had adequate access, through business or other relationships, to information about NCM, Inc. and NCM LLC.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of March 31, 2023, by and between National CineMedia, LLC and Computershare Trust Company, as trustee.
4.2	Indenture, dated as of August 19, 2016, by and between National CineMedia, LLC and Wells Fargo Bank, National Association, as trustee.
10.1
Common Unit Adjustment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC, Regal CineMedia Holdings, LLC, American Multi-Cinema, Inc., Cinemark Media, Inc, Regal Cinemas, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission)  (Incorporated by reference to Exhibit 10.6 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.2	Amendment No. 5 to the Credit Agreement, dated as of March 31, 2023, by and among National CineMedia, LLC, each lender party thereto, and JPMorgan Chase Bank, N.A., as administrative agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: March 31, 2023	By:	/s/ Ronnie Ng
Ronnie Ng
Chief Financial Officer